Exhibit 10.5

EXECUTION VERSION

TSI HOLDINGS II, LLC
TOWN SPORTS INTERNATIONAL, LLC
FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) is dated as of January 30, 2015 and entered into by and among TSI HOLDINGS II, LLC, a Delaware limited liability company (“Holdings”), TOWN SPORTS INTERNATIONAL, LLC, a New York limited liability company (the “Borrower”), the Subsidiary Guarantors listed on the signature pages hereto (each, a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors”), the financial institutions listed on the signature pages hereof and executing this First Amendment (the “Lenders”) and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and is made with reference to that certain Credit Agreement, dated as of November 15, 2013 (the “Credit Agreement”), by and among Holdings, the Borrower, the Lenders (as defined in the Credit Agreement) and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.
RECITALS
WHEREAS, Holdings, the Borrower and each Lender party hereto desire to amend the Credit Agreement to permit Parent to purchase Term Loans in accordance with the terms thereof;
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.	AMENDMENTS TO THE CREDIT AGREEMENT

1.1	Amendments to Section 1: Definitions and Accounting Terms
A.Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following new definitions, which definitions shall be inserted in proper alphabetical order:
“First Amendment” shall mean the First Amendment to Credit Agreement, dated as of the First Amendment Effective Date, among Holdings, the Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto and the Administrative Agent.
“First Amendment Effective Date” shall have the meaning provided in the First Amendment, which date is January 30, 2015.
B.Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Eligible Transferee” appearing therein in its entirety as follows:
“Eligible Transferee” shall mean and include a commercial bank, an insurance company, a finance company, a financial institution, any fund that invests in loans or any other “accredited investor” (as defined in Regulation D of the Securities Act), but excluding individuals, Parent, Holdings and their respective Subsidiaries and Affiliates (except to the limited extent permitted by Section 2.17 or clause (ii) of the proviso below); provided, however, notwithstanding the foregoing, (i) one or more Affiliates of Parent (including, for the avoidance of doubt, all directors and officers of Parent, Holdings or any of their respective Subsidiaries) that are neither Parent, Holdings nor any of their respective Subsidiaries, but may include individuals, may be an Eligible Transferee for up to $3,000,000 in the aggregate of outstanding Term Loans at any time for all such Affiliates so long as any such Affiliate shall have waived its right to (x) receive (and by becoming a Lender hereunder hereby waives its right to receive) information (other than administrative information such as notifications under Section 2) not prepared by (or on behalf of) Parent, Holdings or any of their respective Subsidiaries from the Administrative Agent or any Lender (or any advisor, agent or counsel thereof) under or in connection with the Credit Documents and (y) attend (and by becoming a Lender hereunder hereby waives its right to attend) any meeting or conference call (or any portion thereof) with the

Administrative Agent or any Lender but in which neither Parent, Holdings nor any of their respective Subsidiaries participates and (ii) Parent may be an Eligible Transferee with respect to Term Loans and, for the avoidance of doubt, may purchase such Term Loans in the open market or otherwise, so long as all such Term Loans are either (A) automatically cancelled and retired directly by Parent on the settlement date of the relevant purchase (and such Term Loans may not be resold) or (B) (I) immediately contributed by Parent to Holdings, (II) immediately thereafter contributed by Holdings to the Borrower and (III) automatically cancelled and retired by the Borrower, in each case, on the settlement date of the relevant purchase (and such Term Loans may not be resold); provided, further, that (1) no Lender shall have an obligation to participate in any such assignments and (2) with respect to any such purchase contemplated by this clause (ii), the Administrative Agent hereby waives the fee set forth in clause (v) of the second proviso in Section 13.04(b) (it being understood and agreed by the Administrative Agent and the Lenders that (A) the par principal amount of Term Loans of the respective Tranche so purchased by Parent and cancelled pursuant to this definition shall be applied to reduce the remaining Scheduled Term Loan Repayments of such Tranche of Term Loans of the applicable selling Lenders on a pro rata basis, (B) Parent may contribute such purchased Term Loans to Holdings (and by Holdings to the Borrower) in order to cancel such Term Loans as contemplated above in this definition and (C) the Administrative Agent and the Lenders (including any Lender selling its Term Loans to Parent) hereby consent to the transactions contemplated by clause (ii) of this proviso).

Section 2.	CONDITIONS TO EFFECTIVENESS
Section 1 of this First Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):
A.Amendment. Holdings, the Borrower, the Subsidiary Guarantors and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile (or other electronic) transmission) their signed counterparts to the Administrative Agent.
B.Fees and Expenses. The Borrower shall have paid all costs, fees, expenses and other amounts due and payable pursuant to the Credit Documents and any other fee due and payable to the Administrative Agent or any affiliate thereof as may have been separately agreed to by the Borrower and the Administrative Agent or such affiliate in connection with this First Amendment, including the reasonable fees and expenses of White & Case LLP.

Section 3.	CREDIT PARTY REPRESENTATIONS AND WARRANTIES
In order to induce the Lenders to enter into this First Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party represents and warrants to each Lender that the following statements are true and correct:
A.Power and Authority. Each Credit Party has the corporate, partnership or limited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this First Amendment and has taken all necessary corporate, partnership or limited liability company action, as the case may be, to authorize the execution, delivery and performance by it of this First Amendment. Each Credit Party has duly executed and delivered this First Amendment, and this First Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
B.Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to be obtained or made by, or on behalf of, any Credit Party to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party in connection with, (i) the execution, delivery and performance of this First Amendment or (ii) the legality, validity, binding effect or enforceability of this First Amendment (except for those that have otherwise been obtained or made).
C.No Violation. Neither the execution, delivery or performance by any Credit Party of this First Amendment, nor compliance by it with the terms and provisions hereof, (i) will contravene in any material respect any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Credit Party or any of its Subsidiaries is a party or by which it or any its property or assets is bound or to which it may be subject, or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement, partnership agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of its Subsidiaries.
D.Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 8 of the Credit Agreement are and will be true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided, that, if a representation and warranty is qualified as to materiality, with respect to such representation and warranty the materiality qualifier set forth above shall be disregarded for purposes of this condition.
E.Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this First Amendment that would constitute a Default or an Event of Default.

Section 4.	ACKNOWLEDGMENT AND CONSENT
Each of Holdings, the Borrower and each Subsidiary Guarantor has read this First Amendment and consents to the terms hereof and hereby acknowledges and agrees that any Guaranty and any Security Document to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and shall not be impaired or limited by the execution or effectiveness of this First Amendment.
Each Subsidiary Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this First Amendment, such Subsidiary Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this First Amendment and (ii) nothing in the Credit Agreement, this First Amendment or any other Credit Document shall be deemed to require the consent of any Subsidiary Guarantor to any future amendments to the Credit Agreement as amended hereby.

Section 5.	MISCELLANEOUS
A.Reference to and Effect on the Credit Agreement and the Other Credit Documents.
(i)On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
(ii)The parties hereto agree that this First Amendment is a Credit Document.
(iii)Except as specifically amended by this First Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iv)The execution, delivery and performance of this First Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Credit Documents.
B.Headings. Section and subsection headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose or be given any substantive effect.
C.Applicable Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

D.Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart hereof by facsimile or other electronic transmission shall be as effective as delivery of any original executed counterpart hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

TSI HOLDINGS II, LLC

By:	/s/ David Kastin

Name:	David Kastin

Title:	Senior Vice President

TOWN SPORTS INTERNATIONAL, LLC

By:	/s/ David Kastin

Name:	David Kastin

Title:	Senior Vice President

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First Amendment to Credit Agreement

BFX 30 BROAD STREET, LLC

BFX 1231 THIRD AVENUE, LLC

BFX BACK BAY, LLC

BFX WEST 15th STREET, LLC

BOUTIQUE FITNESS, LLC

TSI 217 BROADWAY, LLC

TSI ALEXANDRIA, LLC

TSI ALEXANDRIA WEST, LLC

TSI ALLSTON, LLC

TSI ANDOVER, LLC

TSI ARDMORE, LLC

TSI ARTHRO-FITNESS SERVICES, LLC

TSI ASTORIA, LLC

TSI AVENUE A, LLC

TSI BACK BAY, LLC

TSI BATTERY PARK, LLC

TSI BAY RIDGE 86TH STREET, LLC

TSI BAYONNE, LLC

TSI BAYRIDGE, LLC

TSI BEACON STREET, LLC

TSI BENSONHURST, LLC

TSI BETHESDA, LLC,
each as a Guarantor

By: /s/ David Kastin
Name: David Kastin
Title: Senior Vice President

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First Amendment to Credit Agreement

TSI BOYLSTON, LLC

TSI BROADWAY, LLC

TSI BROOKLYN BELT, LLC

TSI BRUNSWICK, LLC

TSI BULFINCH, LLC

TSI BUTLER, LLC

TSI CANTON, LLC

TSI CARMEL, LLC

TSI CASH MANAGEMENT, LLC

TSI CENTRAL SQUARE, LLC

TSI CHERRY HILL, LLC

TSI CHEVY CHASE, LLC

TSI CLARENDON, LLC

TSI CLARENDON STREET, LLC

TSI CLIFTON, LLC

TSI COBBLE HILL, LLC

TSI COLONIA, LLC

TSI COLUMBIA HEIGHTS, LLC

TSI COMMACK, LLC

TSI CONNECTICUT AVENUE, LLC

TSI COURT STREET, LLC,
each as a Guarantor

By: /s/ David Kastin
Name: David Kastin
Title: Senior Vice President

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First Amendment to Credit Agreement

TSI CROTON, LLC

TSI DANBURY, LLC

TSI DAVIS SQUARE, LLC

TSI DEER PARK, LLC

TSI DOBBS FERRY, LLC

TSI DORCHESTER, LLC

TSI DOWNTOWN CROSSING, LLC

TSI DUPONT CIRCLE, INC.

TSI DUPONT II, INC.

TSI EAST 23, LLC

TSI EAST 31, LLC

TSI EAST 34, LLC

TSI EAST 36, LLC

TSI EAST 41, LLC

TSI EAST 48, LLC

TSI EAST 51, LLC

TSI EAST 59, LLC

TSI EAST 76, LLC

TSI EAST 86, LLC

TSI EAST 86th STREET II, LLC

TSI EAST 91, LLC,
each as a Guarantor

By: /s/ David Kastin
Name: David Kastin
Title: Senior Vice President

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First Amendment to Credit Agreement

TSI EAST BRUNSWICK, LLC

TSI EAST MEADOW, LLC

TSI ENGLEWOOD, LLC

TSI F STREET, LLC

TSI FAIRFAX, LLC

TSI FENWAY, LLC

TSI FIRST AVENUE, LLC

TSI FIT ACQUISITION, LLC

TSI FOREST HILLS, LLC

TSI FORT LEE, LLC

TSI FRAMINGHAM, LLC

TSI FRANKLIN (MA), LLC

TSI FRANKLIN PARK, LLC

TSI FREEHOLD, LLC

TSI GALLERY PLACE, LLC

TSI GARDEN CITY, LLC

TSI GARNERVILLE, LLC

TSI GEORGETOWN, LLC

TSI GERMANTOWN, LLC

TSI GIFTCO, LLC

TSI GLENDALE, LLC ,
each as a Guarantor

By: /s/ David Kastin
Name: David Kastin
Title: Senior Vice President

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First Amendment to Credit Agreement

TSI GLOVER, LLC

TSI GRAND CENTRAL, LLC

TSI GREAT NECK, LLC

TSI GREENPOINT, LLC

TSI GREENWICH, LLC

TSI HARTSDALE, LLC

TSI HAWTHORNE, LLC

TSI HERALD, LLC

TSI HICKSVILLE, LLC

TSI HIGHPOINT, LLC

TSI HOBOKEN, LLC

TSI HOBOKEN NORTH, LLC

TSI HOLDINGS (CIP), LLC

TSI HOLDINGS (DC), LLC

TSI HOLDINGS (IP), LLC

TSI HOLDINGS (MA), LLC

TSI HOLDINGS (MD), LLC

TSI HOLDINGS (NJ), LLC

TSI HOLDINGS (PA), LLC

TSI HOLDINGS (VA), LLC

TSI HUNTINGTON, LLC,
each as a Guarantor

By: /s/ David Kastin
Name: David Kastin
Title: Senior Vice President

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First Amendment to Credit Agreement

TSI INTERNATIONAL, INC.

TSI IRVING PLACE, LLC

TSI JAMAICA ESTATES, LLC

TSI JERSEY CITY, LLC

TSI K STREET, LLC

TSI LARCHMONT, LLC

TSI LEXINGTON (MA), LLC

TSI LINCOLN, LLC

TSI LIVINGSTON, LLC

TSI LONG BEACH, LLC

TSI LYNNFIELD, LLC

TSI M STREET, LLC

TSI MAHWAH, LLC

TSI MAMARONECK, LLC

TSI MARKET STREET, LLC

TSI MARLBORO, LLC

TSI MATAWAN, LLC

TSI MERCER STREET, LLC

TSI MIDWOOD, LLC

TSI MONTCLAIR, LLC

TSI MORRIS PARK, LLC,
each as a Guarantor

By: /s/ David Kastin
Name: David Kastin
Title: Senior Vice President

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First Amendment to Credit Agreement

TSI MURRAY HILL, LLC

TSI NANUET, LLC

TSI NATICK, LLC

TSI NEW ROCHELLE, LLC

TSI NEWARK, LLC

TSI NEWBURY STREET, LLC

TSI NEWTON, LLC

TSI NO SWEAT, LLC

TSI NORTH BETHESDA, LLC

TSI NORWALK, LLC

TSI OCEANSIDE, LLC

TSI OLD BRIDGE, LLC

TSI PARSIPPANY, LLC

TSI PLAINSBORO, LLC

TSI PORT JEFFERSON, LLC

TSI PRINCETON, LLC

TSI PRINCETON NORTH, LLC

TSI PROVIDENCE DOWNTOWN, LLC

TSI PROVIDENCE EASTSIDE, LLC

TSI RADNOR, LLC

TSI RAMSEY, LLC,
each as a Guarantor

By: /s/ David Kastin
Name: David Kastin
Title: Senior Vice President

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First Amendment to Credit Agreement

TSI READE STREET, LLC

TSI REGO PARK, LLC

TSI RIDGEWOOD, LLC

TSI RODIN PLACE, LLC

TSI SCARSDALE, LLC

TSI SEAPORT, LLC

TSI SHERIDAN, LLC

TSI SILVER SPRING, LLC

TSI SMITHTOWN, LLC

TSI SOCIETY HILL, LLC

TSI SOHO, LLC

TSI SOMERS, LLC

TSI SOMERSET, LLC

TSI SOUTH BETHESDA, LLC

TSI SOUTH END, LLC

TSI SOUTH PARK SLOPE, LLC

TSI SOUTH STATION, LLC

TSI SPRINGFIELD, LLC

TSI STAMFORD DOWNTOWN, LLC

TSI STAMFORD POST, LLC

TSI STAMFORD RINKS, LLC,
each as a Guarantor

By: /s/ David Kastin
Name: David Kastin
Title: Senior Vice President

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First Amendment to Credit Agreement

TSI STATEN ISLAND, LLC

TSI STERLING, LLC

TSI SUMMER STREET, LLC

TSI SUNNYSIDE, LLC

TSI SYOSSET, LLC

TSI UNIVERSITY MANAGEMENT, LLC

TSI VARICK STREET, LLC

TSI WALL STREET, LLC

TSI WALTHAM, LLC

TSI WASHINGTON, INC.

TSI WATER STREET, LLC

TSI WATERTOWN, LLC

TSI WAYLAND, LLC

TSI WELLESLEY, LLC

TSI WELLINGTON CIRCLE, LLC

TSI WEST 14, LLC

TSI WEST 16, LLC

TSI WEST 23, LLC

TSI WEST 38, LLC

TSI WEST 41, LLC

TSI WEST 44, LLC,
each as a Guarantor

By: /s/ David Kastin
Name: David Kastin
Title: Senior Vice President

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First Amendment to Credit Agreement

TSI WEST 48, LLC

TSI WEST 52, LLC

TSI WEST 73, LLC

TSI WEST 76, LLC

TSI WEST 80, LLC

TSI WEST 94, LLC

TSI WEST 115TH STREET, LLC

TSI WEST 125, LLC

TSI WEST 145TH STREET, LLC

TSI WEST CALDWELL, LLC

TSI WEST END, LLC

TSI WEST HARTFORD, LLC

TSI WEST NEWTON, LLC

TSI WEST NYACK, LLC

TSI WEST SPRINGFIELD, LLC

TSI WESTBOROUGH, LLC

TSI WESTPORT, LLC

TSI WESTWOOD, LLC

TSI WEYMOUTH, LLC

TSI WHITE PLAINS, LLC

TSI WHITE PLAINS CITY CENTER, LLC,
each as a Guarantor

By: /s/ David Kastin
Name: David Kastin
Title: Senior Vice President

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First Amendment to Credit Agreement

TSI WHITESTONE, LLC

TSI WILLIAMSBURG, LLC

TSI WOBURN, LLC

TSI WOODMERE, LLC,
each as a Guarantor

By: /s/ David Kastin
Name: David Kastin
Title: Senior Vice President

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First Amendment to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:	/s/ Mary Kay Coyle

Name:	Mary Kay Coyle

Title:	Managing Director

By:	/s/ Kirk L. Tashjian

Name:	Kirk L. Tashjian

Title:	Vice President

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First Amendment to Credit Agreement